INVESTMENT OBJECTIVE

The Fund seeks to obtain the highest level of current income, consistent with safety, preservation of capital and liquidity that is available through investments in specified money market instruments. The Fund seeks to maintain a constant net asset value of $1.00 per share. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge (load) on purchases	None
(as a % of offering price)
Maximum deferred sales charge (load) (as a % of amount	None
purchased or redeemed, whichever is lower)

Annual Fund Operating Expenses (expenses that you pay each
year as a % of the value of your investment)[1]
Management fees	0.30%
Distribution and service (12b-1) fees	None
Other expenses	0.10%
Total annual fund operating expenses	0.40%

1 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2013. Direct net operating expenses will not exceed 0.40% for Class I. Only the Board of Trustees of the Fund may terminate the Fund’s expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

• you invest $1,000,000 in the Fund for the time periods indicated;
• your investment has a 5% return each year;
• the Fund’s operating expenses remain the same; and
• any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$4,092	$12,849	$22,431	$50,518

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund’s assets are invested primarily in top-tier securities, such as:

• high-quality, short-term investments, including obligations of the U.S. Government and agency or instrumentality securities;

• high-quality, U.S. dollar-denominated international money market investments;

• certificates of deposit of major banks;

• commercial paper;

• eligible high-grade, short-term corporate obligations and participation interests in such obligations;

• repurchase agreements;

• bankers acceptances;

• floating rate notes;

• variable-rate demand notes; and

• taxable municipal securities.

The Fund invests in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Income Risk. The income level of the Fund will fluctuate with changing market conditions and interest rate levels. The income the Fund receives may fall as a result of a decline in interest rates.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

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Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the Fund because it invests primarily in securities that are considered to be of high quality. The Fund also limits the amount it invests in any one issuer to try to lessen its exposure to credit risk.

Management Risk. The individual investments of the Fund may not perform as well as expected, due to credit, political or other risks and/or the Fund’s portfolio management practices may not achieve the desired result.

Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s shares has varied from year to year. The table compares the Fund’s performance over time with that of an average.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Calendar Year Total Return

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	6/30/07	1.28%
Worst Quarter (of periods shown)	12/31/11	0.00%

Average Annual Total Returns
(as of 12-31-11)	1 year	5 years	10 years
CCR Institutional Prime Fund	0.01%	1.77%	2.09%
(reflects no deduction for fees, expenses
or taxes)

Lipper Institutional Money Market Funds Avg.	0.04%	1.57%	1.88%
(reflects no deduction for taxes)

For current yield information, call 800-317-2274, or visit Calvert’s website at www.calvert.com/institutional.

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc. ("Calvert" or the "Advisor")

BUYING AND SELLING SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. The Fund is valued according to the “amortized cost” method, which is intended to stabilize the NAV at $1 per share.

Purchases:

Complete and sign an application for each new account. For more information, please contact the Calvert Institutional Marketing Group at 800-317-2274.

Minimum to Open Fund Account
$1,000,000

Waiver for Retirement Plan Omnibus Accounts. The Class I share initial investment minimum for retirement plans that trade in omnibus accounts is waived.

The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.

Investments may be made by wire or by exchange from another Calvert account: ABA#011000028 FBO: Calvert Cash Reserves Fund 707 Wire Account #9903-765-7 [Insert your name and account number here] State Street Bank & Trust Company Boston, Massachusetts

Redemptions:
By Telephone – call 800-368-2745

TAX INFORMATION

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

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PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Company Act file:

No. 811-3418 Calvert Cash Reserves Institutional Prime Fund

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